REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is made as of the 30th day of May, 1997, by and among WELLSFORD REAL PROPERTIES, INC., a Maryland corporation (the "Company"), and ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership, and its successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

                             W I T N E S S E T H:

     WHEREAS, on the date hereof, Holder and the Company have entered into that certain Common Stock and Preferred Stock Purchase Agreement (the "Stock Purchase Agreement");

     WHEREAS, pursuant to the terms of the Stock Purchase Agreement, Holder is obligated to purchase shares of Class A common stock, par value $.01 per share, of the Company ("Class A Common Stock") and Series A 8% Convertible Redeemable Preferred Stock of the Company (the "Preferred Stock");

     WHEREAS, pursuant to the Articles Supplementary classifying the Preferred Stock attached as Exhibit A to the Stock Purchase Agreement ("Articles Supplementary"), the Holder shall have the right to convert all or any of the outstanding shares of Preferred Stock into shares of common stock, par value $.01 per share, of the Company (the "Common Stock");

     WHEREAS, pursuant to the Articles Supplementary classifying the Class A Common Stock, the Holder shall have the right to convert all or any of the outstanding shares of Class A Common Stock into shares of Common Stock; and

     WHEREAS, the Company has agreed to provide the Holders with certain registration rights as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

     1.   Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Demand Notice" shall have the meaning set forth in Section 2 hereof.

     "Effective Date" shall mean the date of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Holder" or "Holders" shall have the meaning set forth in the preamble.

     "Person" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Public Sale" shall mean a public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

     "Registrable Securities" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof by the Holder shall have become effective under the Securities Act and which have been disposed of by the Holder under such Registration Statement, and (ii) Shares sold or otherwise distributed pursuant to Rule 144 under the Securities Act.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons engaged by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to
Section 4(a)(viii) hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance, and (vi) the fees and disbursements of counsel representing a selling Holder. Registration Expenses shall specifically exclude underwriting discounts and commissions, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Notice" shall have the meaning set forth in Section 3 hereof.

     "Registration Statement" shall mean a registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers the Registrable Securities requested by Holders to be covered by such registration statement, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "Requesting Holder" shall mean each Holder who requests to participate in an underwritten public offering of Company Common Stock.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shares" shall mean Preferred Stock issuable or issued, Common Stock issuable or issued upon conversion of all or any portion of the shares of Preferred Stock or Class A Common Stock and Common Stock issuable or issued upon the exercise of warrants issued pursuant to the Articles Supplementary.

     2.   Registration Under the Securities Act.

          (a) Filing of Registration Statement. After one (1) year from the Effective Date hereof, as promptly as practicable after written notice (a "Demand Notice") from the Holder requesting that the Company effect the registration under the Securities Act of Registrable Securities having an aggregate fair market value of $5,000,000 during the period three (3) years from the Effective Date hereof ("Initial Period") or $7,500,000 at any time after the Initial Period, the Company shall cause to be filed promptly a Registration Statement or an amendment to a Registration Statement as determined by the Company providing for the resale by the Holder of Registrable Securities in accordance with the terms hereof and will use its best efforts to cause any such Registration Statement to be declared effective by the SEC as soon as reasonably practicable. Notwithstanding the foregoing, Holder shall only have the right to deliver one Demand Notice during any calendar year; provided, however, that during the period five (5) years from the Effective Date hereof Holder shall not deliver more than four (4) Demand Notices in the aggregate. Any such registration request by Holder shall include all Shares which may be included in such Registration Statement at such time. The Company agrees to use its best efforts to keep any such Registration Statement continuously effective under the Securities Act until such Shares covered thereby are no longer Registrable Securities and further agrees to supplement or amend the Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for such Registration Statement. The Company may elect to register all Shares at any time.

          (b) Expenses. The Company shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to this Section 2.

          (c) Inclusion in Registration Statement. The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed offer or sale by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. Any Holder who does not provide the information reasonably requested by the Company in connection with the Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, shall not be entitled to have its Registrable Securities included in the Registration Statement.

     3.   Incidental Registration.

     If the Company proposes to register any shares of Common Stock for Public Sale pursuant to an underwritten offering under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) it will give prompt written notice (a "Registration Notice") to the Holders of its intention to do so. Upon the written request of any Holder (a "Requesting Holder") delivered to the Company within fifteen (15) Business Days after the receipt of a Registration Notice, which request shall specify the number of Registrable Securities intended to be disposed of by such Requesting Holder, the Company shall include the Shares specified in the request of such Requesting Holder in the registration statement; provided, however, the Registrable Securities requested by such Requesting Holder to be included in the Registration Statement shall have an aggregate fair market value of $5,000,000 during the Initial Period or $7,500,000 thereafter. The Company will not be required to effect any registration pursuant to this Section 3 if the Company shall have been advised in writing (with a copy to each Requesting Holder) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities that, in such firm's opinion, a registration at that time of additional securities would materially and adversely affect the offering, in which case in the discretion of the Company, either:

          (i) the Registrable Securities of the Requesting Holders shall nevertheless be included in such Registration Statement subject to the condition that the Requesting Holders may not offer or sell their Registrable Securities included therein for a period of at least 90 days after the initial effective date of such Registration Statement, or

          (ii) if the Company should reasonably determine that the inclusion of such Registrable Securities, notwithstanding the provisions of the preceding clause (i), would materially adversely affect the offering contemplated in such Registration Statement, and based on such determination recommends inclusion in such Registration Statement of fewer or none of the Registrable Securities of the Requesting Holders, then (x) the number of Registrable Securities of the Requesting Holders included in such Registration Statement shall be reduced, if the Company recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Requesting Holders shall be included in such Registration Statement, if the Company recommends the inclusion of none of such Registrable Securities; provided, however, that if Registrable Securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by the Requesting Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

 Notwithstanding the foregoing, Holder shall only have the right to deliver one Registration Notice during any calendar year; provided, however, that during the period five (5) years from the Effective Date hereof Holder shall not deliver more than four (4) Registration Notices in the aggregate.

     With respect to any proposed sale by the Holder of Registrable Securities pursuant to this Section 3 the Company shall pay all Registration Expenses.

     No registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Section 2.

     The rights of the Holder under this Section 3 are solely incidental in nature, and nothing in this Section 3 shall prevent the Company from reversing a decision to file a Registration Statement pursuant to this Section 3 or from withdrawing any such Registration Statement before it has become effective.

     The incidental registration rights granted pursuant to this Section 3 shall not apply to (a) a registration relating to employee or director stock option, purchase or other employee benefit plans, (b) a registration related to a dividend reinvestment or share purchase plan or (c) a registration on Form S-4 or Form S-8.

     4.   Registration Procedures.

          (a) Obligations of the Company. In connection with any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall:

               (i) cause the Registration Statement to be available for the sale of the Registrable Securities by Holders in one or more transactions, in negotiated transactions, through the writing of options on the Registrable Securities, or a combination of such methods of sale, and to comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and in the event the Company is listed on the Nasdaq National Market System ("NMS"), in one or more transactions on NMS or otherwise in special offerings, exchange distributions or secondary distribution pursuant to and in accordance with the rules of the NMS, in the over-the-counter market;

               (ii) (A) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement as may be necessary to keep each such Registration Statement effective for the applicable period; (B) cause the Prospectus included in each such Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act;
                    (C) respond promptly to any comments received from the SEC with respect to each Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (D) comply with the provisions of the Securities Act applicable to issuers registering securities under the circumstances provided herein with respect to the disposition of securities covered by each Registration Statement, except as otherwise provided in
                    Section 3 hereof;

               (iii) furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as they may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, by each such Holder of Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by the Prospectus;

               (iv) notify promptly each Holder of Registrable Securities and confirm such advice in writing (A) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
                    (B) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (C) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading;

               (v) use its best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

               (vi) use its best efforts to register or qualify the
                    Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(vi), (B) subject itself to taxation in any such jurisdiction, or (C) submit to the general service of process in any such jurisdiction;

               (vii)     upon the occurrence of any event contemplated by
                         Section 4(a)(iv)(C) hereof, use its best efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (viii) use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

               (ix) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement or amendment thereto relating to such Registrable Securities;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earning statement covering at least twelve
                    (12) months which shall satisfy the provisions of
                    Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (xi) use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders to consummate the disposition of such Registrable Securities.

          (b) Obligations of Holders. In connection with and as a condition to the Company's obligations with respect to a Registration Statement pursuant to Sections 2 and 3 hereof and this Section 4, each Holder agrees that (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has received copies of the supplemental or amended Prospectus contemplated by Section 4(a)(ii) hereof and receives notice that any post-effective amendment has become effective; and (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(iv)(C) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 4(a)(vii) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          Each Holder will furnish to the Company all information relating to the Holder required by the Securities Act to be included in the Registration Statement.

          The Company may require, as a condition to fulfilling its obligations to register the Registrable Securities under Sections 2 or 3 hereof, that the Holders execute reasonable and customary indemnification agreements for the benefit of the underwriters of the registration; provided, however, that the Holders may not be required to indemnify the Company's underwriters except with respect to information relating to the Holders furnished by the Holders for use in such Registration Statement.

          (c) Lockup. In the event the Company proposes to effect the distribution of its securities through an underwritten public offering, each Holder who then beneficially owns in excess of 100,000 shares agrees for a period of time, beginning seven (7) days prior to the pricing of such offering and ending thirty (30) days after such pricing that such Holder will forthwith cease any sale or other disposition of any of the Registrable Securities during such period of time, if requested in writing by the Company or representatives of the underwriters for any such underwritten public offering; provided, however, that Holders shall not be subject to more than one Lockup Period during any twelve (12) month period.

          (d) Postponement. The Company shall be entitled to postpone for a reasonable period of time (but not in excess of 60 days) the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 2 hereof, if the Board of Directors of the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any proposed financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company gives the Holders written notice of such determination within fourteen
(14) days of its receipt of a Demand Notice.

     5.   Indemnification; Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, each officer and director of such Holder, and each Person, if any, who controls any Holder within the meaning of
Section 15 of the Securities Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 5(a) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b) Indemnification by the Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 5(a)(ii) shall be effected only with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver a Prospectus to any purchaser of Registrable Securities where such a delivery obligation was applicable to such Holder's sale of Registrable Securities and such Holder had been provided with a reasonable number of copies of such Prospectus for the relevant deliveries thereof. In no event shall the liability of any Holder under this Section 5(b) be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party.
If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding. The indemnification obligations provided pursuant to Sections 5(a) and (b) hereof survive, with respect to a Holder, the transfer of Registrable Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

          (d)  Contribution.

               (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

               (ii) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this
                    Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

               ELLSF Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of
                         Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

               (iv) The contribution provided for in this Section 5(d) shall survive, with respect to a Holder, the transfer of Registrable Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

     6.   Rule 144 Sales.

          (a) Reports. The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required to enable such Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

          (b) Certificates. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two (2) business days prior to any sale of Registrable Securities.

          (c) Opinion That Shares Not Required to be Registered. The Company shall not be required to fulfill any registration obligations under this Agreement if the Company provides the Holder who desires to sell Registrable Securities with an opinion, satisfactory to Holder in its reasonable discretion, of counsel, satisfactory to Holder in its reasonable discretion, stating that (i) the Holder is free to sell the Registrable Securities that they desired to register in the manner proposed by such Holder (including but, not limited to, an underwritten offering), without registering such Registrable Securities, or (ii) such Registrable Securities can be sold under Rule 144 of the Securities Act or otherwise without registration in the open market in compliance with the Securities Act.

     7.   Miscellaneous.

          (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 2, 3, 4, 5, 6 or 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities, as the case may be. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7(a) shall be provided by the Company to each Holder of Registrable Securities at least fifteen (15) days prior to the effective date of such amendment, modification or supplement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(b), which address initially is, with respect to each Holder, the address set forth next to such Holder's name on the books and records of the Company, or (ii) if to the Company, at: Wellsford Real Properties, Inc., 610 Fifth Avenue, 7th Floor, New York, New York 10020, Attention: President, Fax No. (212) 333-2323.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company and the Holder, including without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities, as the case may be, shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

          (d) Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          (f) Specific Performance. The Company and the Holders hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (g) Entire Agreement. This Agreement is intended by the Company and the Holder as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Holder in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings of the Company and the Holder with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        WELLSFORD REAL PROPERTIES, INC.


                                        By:/s/ Edward Lowenthal
                                           ---------------------------
                                        Name:  Edward Lowenthal
                                        Title: President


                                        ERP OPERATING LIMITED PARTNERSHIP*


                                        By:/s/ Bruce C. Strohm
                                           ---------------------------
                                        Name:  Bruce C. Strohm
                                        Title: Executive Vice President


                                        BY: EQUITY RESIDENTIAL PROPERTIES
                                        TRUST,
                                          its general partner